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                                                                    EXHIBIT 10.7


                               SECOND AMENDMENT TO
                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT


         THIS SECOND AMENDMENT TO MORTGAGE LOAN PURCHASE AND SALE AGREEMENT (herein called this "Amendment") made as of June 25, 2002 by and between PREFERRED HOME MORTGAGE COMPANY, a Florida corporation ( "Borrower"), and GUARANTY BANK, a federal savings bank ("Lender"),


                                   WITNESSETH:

         WHEREAS, Borrower and Lender have entered into that certain Mortgage Loan Purchase and Sale Agreement dated as of July 5, 2001 (as heretofore amended, the "Original Purchase Agreement"), for the purposes and consideration therein expressed, pursuant to which Lender may purchase Mortgage Notes from Borrower from time to time as therein provided; and

         WHEREAS, Borrower and Lender desire to amend the Original Purchase Agreement as provided herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Purchase Agreement, in consideration of the loans which may hereafter be made by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


                                    ARTICLE I

                           Definitions and References

         Section 1.1. Terms Defined in the Original Purchase Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Purchase Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

                  "Amendment" means this Second Amendment to Purchase Agreement.

                  "Purchase Agreement" means the Original Purchase Agreement as amended hereby.



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                                   ARTICLE II.

                    Amendments to Original Purchase Agreement

         Section 2.1. Definitions. The definition of "Maximum Purchase Amount" in Section 1.1 of the Original Purchase Agreement is hereby amended in its entirety to read as follows:

                  "'MAXIMUM PURCHASE AMOUNT' means $20,000,000."

         Section 2.2. Optional Repurchase. The period at the end of the first sentence in Section 7.02 of the Original Agreement is hereby deleted and the following proviso and additional sentence are hereby added at the end of the first sentence in Section 7.02 of the Original Agreement:

                  "; provided that the Buyer shall have the right to substitute for all or part of the Mortgage Loans listed on the Seller Repurchase Request, other Mortgage Loans that in the aggregate have substantially similar average outstanding principal balances, interest rates and terms to maturity. Such repurchase shall be on a whole-loan, servicing-released basis without recourse, representation or warranty of the Buyer, at the Repurchase Price (in the case of any such substitution, adjusted as the Buyer and the Seller shall agree is necessary to achieve the same economics that would have existed with respect to the repurchase of the Mortgage Loans listed in the Seller Repurchase Request had no such substitution occurred)."

         Section 2.3. Required Documents. Schedule 1 to this Amendment is hereby substituted for Schedule 1 to the Original Purchase Agreement.


                                  ARTICLE III.

                   Conditions, Representations and Warranties

         Section 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when Lender shall have received, at Lender's office, a duly executed counterpart of this Amendment.


                                   ARTICLE IV.

                                  Miscellaneous

         Section 4.1. Ratification of Agreement. The Original Purchase Agreement as hereby amended is hereby ratified and confirmed in all respects.

         Section 4.2. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.



                                       2
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         Section 4.3. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be duly executed by facsimile or other electronic transmission.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]







                                                    SECOND AMENDMENT TO MORTGAGE
                                                LOAN PURCHASE AND SALE AGREEMENT

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         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.



                                             PREFERRED HOME MORTGAGE COMPANY



                                             By:      /s/ Holly Hubenak
                                                      -------------------------
                                                      Holly Hubenak
                                                      Vice President



                                             GUARANTY BANK



                                             By:      /s/ Carolyn Eskridge
                                                      -------------------------
                                                      Carolyn Eskridge
                                                      Vice President





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                                                                      SCHEDULE 1


                     SCHEDULE OF REQUIRED MORTGAGE DOCUMENTS
                             FOR EACH MORTGAGE LOAN


         1. the original Mortgage Note endorsed to the Buyer without recourse by the Seller;

         2. an assignment of the Mortgage executed by the Seller in favor of the Buyer in recordable form, such assignment may be in the form of one or more blanket assignments covering Mortgage Loans located in the same county, if the Buyer so agrees;

         3. originals or copies of assignments from each holder of the Mortgage Loan to each subsequent assignee, if any, to complete the chain of record ownership of such Mortgage Loan to the Seller;

         4. the original or a copy of the Mortgage, including all available Mortgage riders relating to the Mortgage Loan, with the recording information indicated thereon;

         5. a copy of an original, executed Takeout Commitment as to which the Expiration Date is less than thirty calendar days following the Closing Date;

         6. an approved takeout investor prior approval certificate or evidence of the Seller's designated underwriting authority (then delivered or already on file with the Purchaser) plus one of the following: (i) FNMA/FHLMC Form 1008 or a substitute therefor signed by the applicable underwriter for the Seller,
                  (ii) Desk-top underwriter approval form (FNMA), (iii) loan prospector form (FHLMC) or (iv) third party underwriting approval;

         7. either the complete FNMA Form 1003 or the first page of the form plus electronic HMDA file.